UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) February
                          26, 2004


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


   British Columbia, Canada        0-26680          8736-3354
 (State or Other Jurisdiction of (Commission   (I.R.S. Employer
  Incorporation or Organization)  File Number) Identification No.)

     2454 McMullen Booth Road, Building C
            Clearwater, Florida                          33759
     (Address of Principal Executive Offices)          (Zip Code)

                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)

Item 4. Changes In Registrant's Certifying Accountant.
At a meeting held on March 3, 2004, the audit committee of the Board of Directors of Nicholas Financial, Inc. (the "Company") approved the engagement of Dixon Hughes PLLC, the successor in the merger of its current independent auditors, Crisp Hughes Evans LLP, and the firm of Dixon Odom PLLC, as its independent auditors effective with the successful merger of the two firms. On March 1, 2004, the audit committee of the Board of Directors was notified that the merger of the two firms was completed and that the firm of Crisp Hughes Evans LLP would no longer be providing audit services.

The Company engaged Crisp Hughes Evans LLP on December 3, 2003, as its new Independent public accountants. Crisp Hughes Evans LLP has not audited the Company's consolidated financial statements and has not issued an opinion on the Company's consolidated financial statements.

During the period from December 3, 2003 through the date of this Form 8-K, there have not been any disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The disclosures required by Item 304(a)(1)(iv)of Regulation
S-B are not applicable.

During the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including the date of this Form 8-K, the Company has not consulted with Dixon Odom PLLC prior to its merger with Crisp Hughes Evans LLP forming the firm of Dixon Hughes PLLC on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matter or reportable event listed in Items 304(a)(2)(i) or (ii) of Regulation S-B.

The Company has provided Crisp Hughes Evans LLP with a copy of the disclosures contained in this report, and has requested Crisp Hughes Evans LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 4, 2004 is filed as Exhibit 16.

Item 5.   Other Events

The Company has established March 8, 2004 as the record date for its semi-annual cash dividend of $.05 cents per share with a payment date of March 22, 2004.

A copy of the Company's press release announcing the foregoing actions is attached as Exhibit 17 to this Report on Form 8-K and incorporated herein by reference.

Item  7.  Financial  Statements and Exhibits

 (c)  Exhibits

  Exhibit No. Description of Document

    16       Statement  from  Crisp  Hughes  Evans   LLP
             agreeing  with  statements  made   by   the
             Company in Form 8-K dated March 3, 2004

    17 Press release announcing dividend record date and payment date, dated February 26, 2004

                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)

Date: March 4, 2004           /s/ Peter L. Vosotas
                             ---------------------------
                             Peter L. Vosotas
                             Chairman, President,
                             Chief Executive Officer
                             (Principal Executive Officer)


Date: March 4, 2004          /s/ Ralph T. Finkenbrink
                             --------------------------
                             Ralph T. Finkenbrink
                             (Principal Financial Officer
                              and Accounting Officer)

                         Exhibit Index


Exhibit No.

  16     Statement from Crisp Hughes Evans LLP dated
          March  4, 2004

  17     Press release dated February 26, 2004

EXHIBIT 16 TO FORM 8-K



March  4, 2004

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Commissioners:

We have read Item 4 included in the Form 8-K dated March 4,
2004 of Nicholas Financial, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/Crisp Hughes Evans LLP

EXHIBIT 17 TO FORM 8-K



                    FOR IMMEDIATE RELEASE

Nicholas

Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


Contact:  Ralph Finkenbrink
          Sr.Vice President, Finance
Nasdaq:   NICK
Web Site: www.nicholasfinancial.com

Nicholas Financial, Inc.
Ph # - 727-726-0763
Fax # -727-726-2140




     Nicholas Financial, Inc. Announces Semi-Annual Cash
                          Dividend.


Clearwater, Florida, - February 26, 2004: Peter L. Vosotas, Chairman, CEO and President of Nicholas Financial, Inc.
Nasdaq: NICK announced today that the Company has established March 8, 2004 as the record date for its semi-annual cash dividend of $.05 cents per share with a payment date of March 22, 2004.